UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2022

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston Texas		77002
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713)
207-1111

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston Texas		77002
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713)
207-1111

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange Chicago Stock Exchange, Inc.

6.625% Senior Notes due 2037	n/a	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2).
Emerging Growth Company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On May 27, 2022, CenterPoint Energy Resources Corp. (“CERC”), a wholly owned subsidiary of CenterPoint Energy, Inc. (the “Company”), completed private offers to exchange (the “Exchange Offers”) certain of the outstanding series of guaranteed senior notes (collectively, the “Existing Notes”) issued by Vectren Utility Holdings, Inc. (“VUHI”), an indirect subsidiary of the Company, for the following senior notes issued by CERC (collectively, the “New Notes”): (i) $57,000,000 aggregate principal amount of CERC’s 3.72% Senior Notes due 2023 pursuant to a Note Purchase Agreement, dated May 27, 2022, between CERC and the institutional purchasers party thereto; (ii) $60,000,000 aggregate principal amount of CERC’s 5.02% Senior Notes, Series B, due 2026 and $35,000,000 aggregate principal amount of CERC’s 5.99% Senior Notes, Series C, due 2041 pursuant to a Note Purchase Agreement dated May 27, 2022 between CERC and the institutional purchasers party thereto; (iii) $100,000,000 aggregate principal amount of CERC’s 5.00% Senior Notes due 2042 pursuant to a Note Purchase Agreement dated May 27, 2022 between CERC and the institutional purchasers party thereto; (iv) $10,000,000 aggregate principal amount of CERC’s 4.25% Senior Notes, Series B, due 2043 pursuant to a Note Purchase Agreement dated May 27, 2022 between CERC and the institutional purchasers party thereto; and (v) $40,000,000 aggregate principal amount of CERC’s 4.36% Senior Notes, Series B, due 2045 pursuant to a Note Purchase Agreement dated May 27, 2022 between CERC and the institutional purchasers party thereto (collectively, the “Note Purchase Agreements”). CERC is currently the holder of the Existing Notes.
Interest on the New Notes of each series is payable semi-annually. CERC may, at its option, prepay all or any portion of the New Notes at any time or from time to time, in an amount not less than 5% of the aggregate principal amount of any single series of the New Notes then outstanding in the case of a partial prepayment, at a price equal to the principal amount so prepaid plus a make whole premium. In addition, CERC is required to offer to prepay the New Notes at par upon specified change in control events.
The Note Purchase Agreements contain representations and warranties, affirmative and negative covenants and events of default that CERC considers customary for debt instruments of this nature, including covenants restricting the ability of CERC to merge with another entity, incur liens and certain indebtedness ranking senior to the New Notes and dispose of assets.
The issuance of the New Notes is being made by CERC in reliance on a private placement exemption from registration under the Securities Act of 1933, as amended.
The foregoing summary is qualified in its entirety by reference to the text of the Note Purchase Agreements, copies of which are filed as exhibits hereto and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

4.1*	The Note Purchase Agreement, dated as of May 27, 2022, between CERC and the Purchasers signatory thereto, in connection with the issuance by CERC of $40,000,000 aggregate principal amount of CERC’s 4.36% Senior Notes, Series B, due December 15, 2045.

4.2*	The Note Purchase Agreement, dated as of May 27, 2022, between CERC and the Purchasers signatory thereto, in connection with the issuance by CERC of $57,000,000 aggregate principal amount of CERC’s 3.72% Senior Notes, due December 5, 2023.

4.3*	The Note Purchase Agreement, dated as of May 27, 2022, between CERC and the Purchasers signatory thereto, in connection with the issuance by CERC of $10,000,000 aggregate principal amount of CERC’s 4.25% Senior Notes, Series B, due June 5, 2043.

4.4*	The Note Purchase Agreement, dated as of May 27, 2022, between CERC and the Purchasers signatory thereto, in connection with the issuance by CERC of $100,000,000 aggregate principal amount of CERC’s 5.00% Senior Notes, due February 3, 2042.

4.5*	The Note Purchase Agreement, dated as of May 27, 2022, between CERC and the Purchasers signatory thereto, in connection with the issuance by CERC of $60,000,000 aggregate principal amount of CERC’s 5.02% Senior Notes, Series B, due November 30, 2026 and $35,000,000 aggregate principal amount of CERC’s 5.99% Senior Notes, Series C, due November 30, 2041.

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

*
Schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation
S-K.
A copy of any omitted schedules will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule
24b-2
of the Exchange Act for any document so furnished.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: June 2, 2022	By:	/s/ Stacey L. Peterson
Stacey L. Peterson
Senior Vice President and Chief Accounting Officer

CENTERPOINT ENERGY RESOURCES CORP.

	By:	/s/ Stacey L. Peterson
Stacey L. Peterson
Senior Vice President and Chief Accounting Officer